Exhibit 10.1

                                     FORM OF
                          NOTICE OF STOCK OPTION GRANT



Gary L. Hess
1047 Rancho Lindo Drive
Petaluma, CA 94952


You have been granted an option to purchase Common Stock of Vacu-dry Company, a California corporation (the "Company") as follows:


         Grant Number                           100

         Date of Grant                          May 1, 1996

         Option Price Per Share                 $5.00

         Total Number of Shares Granted         89,474

         Total Price of Shares Granted          $447,370.00

         Type of Option                         [x] Incentive Stock Option
                                                [ ] Non-Qualified Stock Option

         Term/Expiration Date                   Ten years from Date of Grant


Exercise Schedule:
-----------------

This Option may be exercised in whole or in part, in accordance with the following vesting schedule:

         Vesting Schedule:
         ----------------

         Date of Vesting      Number of Shares      Total Vested
         ---------------      ----------------      ------------

         May 1, 1997              22,368.5            22,368.5
         May 1, 1998              22,368.5             44,737
         May 1, 1999              22,368.5            67,105.5
         May 1, 2000              22,368.5             89,474


Termination Period
------------------

This Option may be exercised for three months after employment with the Company except as set out in Sections 6, 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Vacu-dry Company 1996 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.



OPTIONEE:                                    Vacu-dry Company




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